UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 6, 2018 (February 28, 2018)

DARIOHEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37704	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 HaToKhen Street

Caesarea North Industrial Park

3088900, Israel

(Address of Principal Executive Offices)

972-4-770-4055

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Between February 28, 2018 and March 6, 2018, DarioHealth Corp. (the “Company”) executed two forms of Securities Purchase Agreements (together, the “Securities Purchase Agreements”) with accredited and non-U.S. investors relating to two concurrent placement offerings (collectively, the “Offering”) of an aggregate of 2,262,269 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at a purchase price of $1.40 per share, an aggregate of 1,234,080 shares of the Company’s newly designated Series C Convertible Preferred Stock, $0.0001 par value per share (the “Series C Preferred Stock”), at a purchase price of $2.80 per share, and warrants (the “Warrants”) to purchase up to an aggregate of 3,784,351 shares of Common Stock (the “Warrant Shares”) at an exercise price of $1.80 per share (collectively, the “Securities”). The Warrants will be exercisable after the six-month anniversary of the closing at which they were issued and will expire on the eighteen month anniversary of their issuance. The Warrants contain customary anti-dilution protections and are exercisable for cash or on a cashless basis if there is no effective registration statement registering the resale of the Warrant Shares. The closings of the Offering took place on February 28, 2018 and March 6, 2018.

Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of the Series C Preferred Stock (the “Certificate of Designation”), the shares of Series C Preferred Stock are convertible into an aggregate of 2,468,160 shares of Common Stock based on a conversion price of $1.40 per share. Such conversion price is not subject to any future price-based anti-dilution adjustments but does carry customary anti-dilution protection. The holders of the Series C Preferred Stock will not be entitled to convert such preferred stock into shares of the Company’s Common Stock until the Company obtains stockholder approval for such conversion and upon obtaining such stockholder approval the Series C Preferred Stock shall automatically convert into shares of Common Stock. The holders of the Series C Preferred Stock do not possess any voting rights. The Series C Preferred Stock carries a liquidation preference for each holder equal to the investment made by such holder in the Series C Preferred Stock issued in the Offering, and such liquidation preference applies in certain deemed liquidation events such as a change in control of the Company. In addition, the holders of Series C Preferred Stock are eligible to participate in dividends and other distributions by the Company on an as converted basis.

The Company has agreed to file a registration statement covering the resale of the shares of Common Stock sold in the Offering, the shares of Common Stock issuable upon conversion of the Series C Preferred Stock, and the Warrant Shares, by April 30, 2018.

In addition, pursuant to the terms of one of the Securities Purchase Agreements, the Company granted one significant investor the right to appoint one individual to the Company’s Board of Directors (the “Board”) within two months following the initial closing date, with such designee to be nominated to serve on the Board for so long as such investor maintains ownership in excess of 5% of the Company’s outstanding Common Stock. Such investor also agreed not to dispose of any of the Company’s securities for a period of 90 days from the initial closing date.

In addition, in connection with the Offering, the Company has agreed to pay to certain consultants in Israel an aggregate fee of $538,000 and to issue an aggregate of 32,250 shares of Common Stock and 18,920 warrants to purchase Common Stock for their assistance in the Offering. Such share and warrant issuances will be made pursuant to the Company’s Amended and Restated 2012 Equity Incentive Plan.

The Securities issued in the Offering are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, the investors are accredited investors, the investors are taking the securities for investment and not resale and the Company took appropriate measures to restrict the transfer of the securities, and pursuant to Regulation S of the Securities Act to non-U.S. investors. The Securities have not been registered under the Securities Act and may not be sold in the United States absent registration or an exemption from registration. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these Securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Securities Purchase Agreements contain representations and warranties that the parties made to, and solely for the benefit of, the others in the context of all of the terms and conditions of those agreements and in the context of the specific relationship between the parties. The provisions of such agreements, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the U.S. Securities and Exchange Commission.

Item 3.02	Unregistered Sales of Equity Securities.

The response to this item is included in Item 1.01, Entry into a Material Definitive Agreement, and is incorporated herein in its entirety.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Certificate of Incorporation of the Company authorizes the issuance of up to 5,000,000 shares of preferred stock and further authorizes the Board of the Company to fix and determine the designation, preferences, conversion rights, or other rights, including voting rights, qualifications, limitations, or restrictions of the preferred stock.

On February 28, 2018, the Company filed the Certificate of Designation with the Delaware Secretary of State to designate the rights and preferences of up to 2,200,000 shares of Series C Preferred Stock, 1,234,080 of which were issued in connection with the Offering.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock of the Company
4.1	Form of Warrant

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K of the Company contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “plan,” “project,” “potential,” “seek,” “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate” or “continue” are intended to identify forward-looking statements. Readers are cautioned that certain important factors may affect the Company’s actual results and could cause such results to differ materially from any forward-looking statements that may be made in this Current Report. Factors that could cause or contribute to differences between the Company’s actual results and forward-looking statements include, but are not limited to, those risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission. Readers are cautioned that actual results (including, without limitation, the results of the Offering) may differ significantly from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2018	DARIOHEALTH CORP.

	By	/s/ Zvi Ben David
		Name:	Zvi Ben David
		Title:	Chief Financial Officer, Treasurer and Secretary